PROSPECTUS SUPPLEMENT

November 23, 2015

for

The Guardian Investor Variable Annuity B Series®

The Guardian Investor Variable Annuity L Series®

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with:

1.	the Prospectus dated May 1, 2015, for The Guardian Investor Variable Annuity B Series® issued through The Guardian Separate Account R; and

2.	the Prospectus dated May 1, 2015, for The Guardian Investor Variable Annuity L Series® issued through The Guardian Separate Account R.

Effective November 20, 2015, Columbia Variable Portfolio — Marsico Growth Fund and Columbia Variable Portfolio — Marsico 21st Century Fund will be known as the Columbia Variable Portfolio — Growth Fund and Columbia Variable Portfolio — 21st Century Fund, respectively. Also, effective November 20, 2015, Marsico Capital Management, LLC no longer serves as the subadvisor to the Columbia Variable Portfolio — Growth Fund and Columbia Variable Portfolio — 21st Century Fund. Accordingly, all references in the prospectus to Marsico Capital Management, LLC are hereby deleted.

Effective December 15, 2015, the Wells Fargo Advantage VT International Equity Fund (Class II) will be known as Wells Fargo VT International Equity Fund (Class II).

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

This prospectus supplement must be preceded or accompanied by the most recent prospectus for the applicable product and should be retained with the Prospectus for future reference.

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